UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California		94104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2025 the Board of Directors (the “Board”) of Jaguar Health, Inc. (the “Company”) declared a dividend of (i) one preferred share purchase right (a “Class A Right”) for each share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and (ii) one preferred stock purchase right (a “Class B Right” and together with the Class A Rights, the “Rights”) for each share of non-voting common stock, par value $0.0001 per share, of the Company (the “Non-Voting Common Stock” and together with the Common Stock, the “Outstanding Stock”). The dividend is payable on March 10, 2025 to the stockholders of record at the close of business on March 10, 2025 (the “Record Date”). Each Right initially entitles the registered holder to purchase from the Company one one-thousandth of a share of Series K Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (the “Series K Preferred Stock”) at a price of $4.50 per one one-thousandth of a share of Series K Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of February 26, 2025, as the same may be amended from time to time (the “Rights Agreement”), between the Company and Equiniti Trust Company, LLC, as Rights Agent.

Until the close of business on the earlier of (i) 10 business days following the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the Company or an Acquiring Person (as defined below) that an Acquiring Person has become such, or such other date, as determined by the Board, on which a Person has become an Acquiring Person, or (ii) 10 business days (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the date of the commencement of, or the first public announcement of an intention to commence, a tender or exchange offer the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”), (x) the Rights will be evidenced by the certificates representing the Outstanding Stock registered in the names of the holders thereof (or by book entry shares in respect of such Outstanding Stock) and not by separate Right Certificates (as defined below), and (y) the Rights will be transferable only in connection with the transfer of Outstanding Stock.

Until the Distribution Date (or earlier expiration of the Rights), (i) new Outstanding Stock certificates issued after the Record Date upon transfer or new issuances of Outstanding Stock will contain a legend incorporating the terms of the Rights Agreement by reference, and (ii) the surrender for transfer of any certificates representing Outstanding Stock (or book entry shares of Outstanding Stock) outstanding as of the Record Date will also constitute the transfer of the Rights associated with the shares of Outstanding Stock represented thereby. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Outstanding Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Except as otherwise provided in the Rights Agreement, the Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) 5:00 P.M., New York City time on February 26, 2026, (ii) the time at which the Rights are redeemed pursuant to the terms of the Rights Agreement, (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Rights Agreement at which time the Rights are terminated, or (iv) the time at which such Rights are exchanged pursuant to the terms of the Rights Agreement.

The Purchase Price payable, and the number of shares of Series K Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time, among others, (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series K Preferred Stock, (ii) upon the grant to holders of the Series K Preferred Stock of certain rights or warrants to subscribe for or purchase Series K Preferred Stock at a price, or securities convertible into Series K Preferred Stock with a conversion price, less than the then-current market price of the Series K Preferred Stock, or (iii) upon the distribution to holders of the Series K Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Series K Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on any class or series of Outstanding Stock payable in shares of a class or series of Outstanding Stock or subdivisions, consolidations or combinations of any class or series of Outstanding Stock occurring, in any such case, prior to the Distribution Date.

Shares of Series K Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series K Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 and (b) the sum of (1) 1,000 (subject to adjustments for stock dividends, stock splits, or stock combinations) times the aggregate per share amount of all cash dividends, plus (2) 1,000 (subject to adjustments for stock dividends, stock splits, or stock combinations) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series K Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends and distributions), and (b) an amount equal to 1,000 times (subject to adjustments for stock dividends, stock splits, or stock combinations) made per share amount of all cash and other property to be distributed in respect of Common Stock. Each share of Series K Preferred Stock issued pursuant to an exercise of a Class A Right will be initially entitled to 1,000 votes (subject to adjustment for stock dividends, stock splits, or stock combinations) and each share of Series K Preferred Stock issued pursuant to an exercise of a Class B Right will not have any voting power on any matter submitted to stockholders for a vote (except as otherwise required by law). In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of Series K Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at the meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series K Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company. Holders of Series K Preferred Stock shall otherwise have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, other than as required by law.

In the event of any merger, consolidation, combination or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Series K Preferred Stock will be entitled to receive 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person (the first occurrence of such event, a “Flip-In Event”), (i) each holder of a Class A Right, other than Class A Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Class A Right that number of shares of Common Stock equal to the number of shares of Common Stock obtained by dividing the Purchase Price (subject to adjustments) by 50% of the current per share market price of the Common Stock on the date of the Flip-In Event, and (ii) each holder of a Class B Right, other than Class B Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Class B Right that number of shares of Non-Voting Common Stock obtained by dividing the Purchase Price (subject to adjustments) by 50% of the current per share market price of the Non-Voting Common Stock on the day of the Flip-In Event. Except in certain situations, a person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring beneficial ownership of 20% or more of the total voting power of the aggregate of all shares of Voting Stock (as defined below) then outstanding, subject to certain exclusions. Certain synthetic interests in securities created by derivative positions are treated under the Rights Agreement as beneficial ownership of the number of shares of Voting Stock equivalent to the economic exposure created by the derivative security, to the extent actual shares of Voting Stock are directly or indirectly beneficially owned by a counterparty to such derivative security.

In the event that, after a Flip-In Event, the Company is acquired in a merger or other business combination transaction by a person or 50% or more of its consolidated assets or earning power are sold to a person, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of such person equal to the result obtained by dividing the Purchase Price (subject to adjustments) by 50% of the current per share market price of the common stock of such person(s) (or its parent) with whom the Company has engaged in the foregoing transaction.

At any time after a Flip-In Event and prior to the acquisition by an Acquiring Person of 50% or more of the total voting power of the aggregate of all shares of Voting Stock then outstanding, the Board may, at its option, exchange (i) all or part of the then outstanding Class A Rights (other than Class A Rights owned by such Acquiring Person which will have become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Class A Right, subject to adjustment and (ii) all or part of the then outstanding Class B Rights (other than Class B Rights owned by such Acquiring Person which will have become void), for shares of Non-Voting Common Stock at an exchange ratio of one share of Non-Voting Common Stock per Class B Right, subject to adjustment.

With certain exceptions, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least 1% in such Purchase Price. No fractional shares of Series K Preferred Stock will be issued (other than fractions of Series K Preferred Stock which are integral multiples of one one-thousandth of a share of Series K Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of a whole share of Series K Preferred Stock. No fractional shares of Common Stock will be issued, and in lieu thereof an adjustment in cash will be made based on the current market price of a whole share of Common Stock. No fractional shares of Non-Voting Common Stock will be issued, and in lieu thereof an adjustment in cash will be made based on the current market price of a whole share of Non-Voting Common Stock.

At any time prior to a Flip-In Event, the Board may redeem all but not less than the then outstanding Rights at a price of $0.01 per Right, subject to adjustment (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock, Non-Voting Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, in its sole discretion, except with respect to the Redemption Price, supplement or amend any provision in the Rights Agreement without the approval of any holders of the Rights. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, supplement or amend the Rights Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may adversely affect the interests of holders of the Rights, cause the Rights Agreement to become amendable contrary to the provisions of the Rights Agreement, or cause the Rights to again to become redeemable.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

As of February 26, 2025, there were 16,402,165 shares of Common Stock issued and outstanding. As of February 26, 2025, there were 99 shares of Series J Perpetual Preferred Stock, par value $0.0001 per share, of the Company (the “Series J Preferred Stock,” and together with the Common Stock, the “Voting Stock”) issued and outstanding, which shares are not convertible into shares of Common Stock. As of February 26, 2025, there were no shares of Non-Voting Common Stock issued and outstanding. The Common Stock and Series J Preferred Stock vote on all matters submitted to stockholders generally, as a single class. 300,000 shares of Series K Preferred Stock have been reserved for issuance upon the exercise of the Rights.

The Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Rights Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, the Company has adopted a Certificate of Designation of Series K Junior Participating Preferred Stock (the “Certificate of Designation”). The Certificate of Designation was filed with the Secretary of State of the State of Delaware on February 27, 2025. See the description of the Rights Agreement in Item 1.01 of this Current Report on Form 8-K for a more complete description of the rights and preferences of the Series K Preferred Stock.

The Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Certificate of Designation herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01 Other Events.

On February 27, 2025, the Company issued a press release announcing the adoption of the Rights Agreement. The Company is filing a copy of the press release, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designation of Series K Junior Participating Preferred Stock of Jaguar Health, Inc.
4.1	Rights Agreement, dated as of February 26, 2025, between Jaguar Health, Inc. and Equiniti Trust Company, LLC, as Rights Agent.
99.1	Press Release of Jaguar Health, Inc., dated February 27, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2025	By:	/s/Lisa A. Conte
Lisa A. Conte President and Chief Executive Officer